                               Collins & Aikman Products Co.

                                  UNDERWRITING AGREEMENT


                                                         New York, New York



               To the Representatives named in Schedule I
                 hereto of the Underwriters named in
                 Schedule II hereto


               Ladies and Gentlemen:

                         Collins & Aikman Products Co., a Delaware
               corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, debt securities (the "Debt Securities") of the Company to be unconditionally guaranteed on either a senior or subordinated basis, as applicable, (the "Guarantee") by Collins & Aikman Corporation, a Delaware corporation (the "Guarantor"). The terms of such sales, pursuant to this Agreement, are described in
               Schedule I hereto. The Debt Securities and the Guarantees to be issued or sold pursuant to this Agreement as set forth in Schedule I hereto shall be referred to herein as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                         1. Representations and Warranties. The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                         (a)  If the offering of the Securities is a
                    Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                                   (i)  The Company and the Guarantor meet
                              the requirements for use of Form S-3 under
                              the Securities Act of 1933 (the "Act") and
                              have filed with the Securities and Exchange
                              Commission (the "Commission") a registration
                              statement (the file number of which is set
                              forth in Schedule I hereto) on such Form,
                              including a basic prospectus, for
                              registration under the Act of the offering
                              and sale of the Securities.  The Company and
                              the Guarantor may have filed one or more
                              amendments thereto, and may have used a
                              Preliminary Final Prospectus, each of which
                              has previously been furnished to you.  Such
                              registration statement, as so amended, has
                              become effective.  The offering of the
                              Securities is a Delayed Offering and,
                              although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus is responsive to all the disclosure requirements of the Act and the rules and regulations thereunder as of the Effective Date. The Company and the Guarantor will next file with the Commission pursuant to Rules 415, 424(b)(2) or (5) or 434 or a combination thereof a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included
                              or made therein.   If the Rule 434 Delivery
                              Alternative is used, the Company and the Guarantor will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company and the Guarantor will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

                                  (ii)  The Company and the Guarantor meet
                              the requirements for use of Form S-3 under the Act and have filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company and the Guarantor may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company and the Guarantor will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or
                              (4) and/or 434, or (y) prior to the
                              effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company and the Guarantor have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information and Rule 434 Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company and the Guarantor will also file the Rule 434 Term Sheet in accordance with
                              Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the
                              Company has advised you, prior to the
                              Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company and the Guarantor will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

                         (b)  On the Effective Date, the Registration
                    Statement did or will, and when the Final Prospectus and any Rule 434 term sheet is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") (with respect to documents incorporated by reference in the Registration Statement) and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture, if applicable, did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, or on the date of any filing pursuant to Rule 424(b) or Rule 434 and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantor make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                         (c) If the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company and the Guarantor are filing or have filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and have no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

                         (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto or any Rule 462(b) Registration Statement became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) and any term sheet pursuant to Rule 434 after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. If the Rule 434 Delivery Alternative is used, such term shall also include the Basic Prospectus and the Rule 434 Term Sheet, taken together. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information and Rule 434 Information deemed to be included therein at the Effective Date as provided by Rule 430A and Rule 434, respectively. "Rule 415", "Rule 424", "Rule 430A", "Rule 434", "Rule 462(b)" and
                    "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Delivery Alternative" shall mean the delivery alternative permitted by
                    Rule 434. "Rule 434 Information" shall mean any information to be included in a Rule 434 Term Sheet. "Rule 434 Term Sheet" shall mean the term sheet or abbreviated term sheet delivered by the Underwriters to investors and filed by the Company and the Guarantor with the Commission pursuant to Rule 434. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by
                    the initial Registration Statement (file number      ).
                    Any reference herein to the Registration
                    Statement, the Basic Prospectus, any Preliminary
                    Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item
                    12 of Form S-3 which were filed under the Exchange
                    Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary
                    Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.
                    A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules
                    415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of Debt Securities set forth opposite such Underwriter's name in Schedule II hereto, except that if Schedule I hereto provides for the sale of such Debt Securities pursuant to delayed delivery arrangements, the respective principal amount of such Debt Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amount of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                         (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Debt Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Debt Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company and the Guarantor will enter into Delayed Delivery Contracts in all cases where such sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount set forth in
               Schedule I hereto and the aggregate principle amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Debt Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Debt Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Debt Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

                         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in
               Section 8 hereof (such date and time of delivery and payment for the Underwriters'

               Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise may be agreed as set forth on
               Schedule I hereto. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Debt Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                         The Company and the Guarantor agree to have the
               Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                         4. Agreements. The Company and the Guarantor, jointly and severally, agree with the several Underwriters that:

                         (a) The Company and the Guarantor will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company and the Guarantor will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company and the Guarantor have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company and the Guarantor will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and the Guarantor will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act of any stop order suspending the effectiveness of the Registration Statement or the institution or threatened institution of any proceeding for that purpose and (vi) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatened initiation of any proceeding for such purpose. The Company and the Guarantor will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                         (b) At any time when a prospectus relating to the Securities is required to be delivered under the Act, if any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantor promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and
                    (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                         (c) As soon as practicable, but not later than the Availability Date, the Company and the Guarantor will make generally available to its security holders and to the Representatives an earnings statement or statements of the Guarantor and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For purposes of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Guarantor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                         (d) The Company and the Guarantor will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration

                    Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company and the Guarantor will pay the expenses of printing or other production of all documents relating to the offering.

                         (e) The Company and the Guarantor will arrange for the qualification of the Securities offered by the Company and the Guarantor for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities (except that in no event will the Company or the Guarantor be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process), will arrange for the determination of the legality of the Securities for purchase by institutional investors, and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering.

                         (f) The Company and the Guarantor confirm as of the date hereof that they are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company and the Guarantor further agree that if they commence engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's or the Guarantor's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                         (g) The Company and the Guarantor also agree to comply with such other covenants as may be set forth on
                    Schedule I hereto.

                         5.  Conditions to the Obligations of the
               Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their obligations hereunder and to the following additional conditions:

                         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                         (b) (1)  The Company and the Guarantor shall have
                    furnished to the Representatives the opinion of Elizabeth R. Philipp, Esq., Executive Vice President, General Counsel and Secretary of the Guarantor, dated the Closing Date and to the effect that:

                              (i)  each of the Company, the Guarantor and
                         each of their significant subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                              (ii)  each of the Company and the Guarantor
                         is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where its failure to so qualify would have a material adverse effect on either the Company or the Guarantor;

                              (iii)  all the outstanding shares of capital
                         stock of the Company, the Guarantor and each of their significant subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of each of the subsidiaries of the Company and the Guarantor are owned by the Company or the

                         Guarantor, as applicable, either directly or through wholly owned subsidiaries free and clear of all liens, encumbrances, equities or claims other than those arising under a Credit Agreement, dated as of June 22, 1994, as amended, among the Company, WCA Canada Inc., the Guarantor, Chemical Bank and other banks named therein;

                              (iv)  (A) the Guarantor's authorized equity
                         capitalization is as set forth in the Final
                         Prospectus; and (B) the Securities conform in all material respects to the description thereof contained in the Final Prospectus;

                              (v)  (A) the indenture governing the
                         Securities (the "Indenture") has been duly authorized, executed and delivered by the Company and the Guarantor; (B) the Indenture constitutes a legal, valid and binding instrument enforceable against the Company and the Guarantor in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally, and subject as of enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity); and (C) the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company and the Guarantor entitled to the benefits of the Indenture and enforceable against the Company and the Guarantor in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors rights generally, and subject as to enforceability, to general principals of equity, regardless of whether such enforceabiltiy is considered in a proceeding at law or in equity);

                              (vi)  (A) to such counsel's knowledge, there
                         is no pending or threatened suit or proceeding before any court, Governmental Authority or arbitrator involving the Company, the Guarantor or any of their subsidiaries, of a character required to be disclosed in the Registration Statement which is not disclosed in the Final Prospectus;
                         (B) such counsel has no reason to believe that any franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, is not described or filed as required; and (C) the statements included or incorporated in the Final
                         Prospectus describing any legal proceedings or material contracts or agreements relating to the Company, the Guarantor and their subsidiaries fairly summarize such matters;

                              (vii)  this Agreement and any Delayed
                         Delivery Contracts have been duly authorized, executed and delivered by the Company and the Guarantor;

                              (viii)  any Delayed Delivery Contracts are
                         legal, valid and binding agreements of the Company and the Guarantor enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally, and subject as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity);

                                (ix)  none of the execution and delivery of
                         the Indenture, the issue and sale of the Securities, the consummation of any other of the transactions contemplated herein or therein or the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under (A) Applicable Laws, (B) the Certificate of Incorporation or by-laws of the Company or the Guarantor; (C) the material terms of any material indenture or other material agreement or instrument known to such counsel and to which the Company, the Guarantor or any of their subsidiaries is a party or bound or (D) any judgment, order or decree known to such counsel to be applicable to the Company, the Guarantor or any of their subsidiaries of any court, arbitrator or governmental authority having jurisdiction over the Company, the Guarantor or any of their subsidiaries, except for any default or defaults which individually or in the aggregate do not have a material adverse effect on the Company or the Guarantor;

                              (x)  the Company and the Guarantor are not
                         "investment companies" within the meaning of the Investment Company Act;

                              (xi)  there are no contracts or instruments
                         known to such counsel between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to include any securities held by such person in the securities registered pursuant to the Registration statement; and no holders of securities of the Company or the Guarantor have rights to the registration of such securities under the Registration Statement; and


                             (xii) such other legal opinions with respect to the Securities as are set forth on Schedule I hereto.

                         (2) The Company and the Guarantor also shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel to the Company and the Guarantor, dated the Closing Date, to the same effect as that described in the preceding paragraph (b) (1) of this section, except for subparagraphs (ii), (iii),
                    (vi), (viii), (ix) (A), (ix) (C), (ix) (D), (x), and
                    (xi), and to the effect that:

                              (i)  the Indenture has been qualified under
                         the Trust Indenture Act;

                             (ii)  to the extent that the descriptions
                         contained in the Final Prospectus under the heading "Taxation", if any, constitute summaries of provisions of law, such descriptions fairly summarize the provisions described therein; and


                            (iii)  based on such counsel's review of
                         Applicable Laws, no consent, approval,
                         authorization or order of any court or
                         Governmental Authority is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act or, in the event an application is made to list the Securities on any exchange or automated quotation system, the Exchange Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained.

                         Each such counsel shall state that the
                    Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplement thereto, pursuant to Rule 424(b) or Rule 434 has been made in the manner and within the time period required by Rule 424(b) or Rule 434; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                         Each such counsel shall also state that they have
                    no reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Registration Statement and the Final Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, and other financial data and accounting information contained therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder. The opinion of Elizabeth R. Phillipp, Esq., shall also state that the documents incorporated by reference in the Final Prospectus as amended or supplemented (other than the financial statements, including the notes thereto, and related schedules and other financial data and accounting information contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                         The term "Applicable Laws" shall mean the Delaware
                    General Corporation law and those laws, rules and regulations of the United States of America and the State of New York, in each case, which are currently in effect and typically applicable to transactions of the type contemplated by this Agreement. The term "Governmental Authority" shall mean any executive, legislative, judicial, administrative or regulatory body of the States of New York or Delaware or the United States of America.

                         In rendering such opinion, such counsel may rely
                    (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantor and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                         (c) The Representatives shall have received from Jones, Day, Reavis & Pogue, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                         (d) The Company and the Guarantor shall have furnished to the Representatives a certificate of the Company and the Guarantor, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company and the Guarantor, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                              (i) to such person's knowledge, the
                         representations and warranties of the Company and the Guarantor, as applicable, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Guarantor, as applicable, have complied in all material respects with all the agreements and satisfied in all material respects all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

                              (ii) no stop order suspending the
                         effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened; and

                              (iii) since the date of the most recent
                         financial statements included in the Final
                         Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, the Guarantor and their subsidiaries, as applicable, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                         (e) At the Closing Date, Arthur Anderson LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating to the effect set forth in Exhibit A to
                    Schedule I hereto

                         References to the Final Prospectus in this
               paragraph (e) and Exhibit A to Schedule I include any supplement thereto at the date of the letter.

                         In addition, except as provided in Schedule I
               hereto, at the Execution Time, Arthur Anderson LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                         (f)  Subsequent to the Execution Time or, if
                    earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the Guarantor and their subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Final Prospectus (exclusive of any supplement thereto).

                         (g) On or after the Execution Time, (i) no
                    downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 438(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantor's debt securities or preferred stock.

                         (h) Prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representatives such further legal opinions, information, certificates and documents as the Representatives may reasonably request.

                         (i) The Company and the Guarantor shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company and the Guarantor.

                         (j) The Company and the Guarantor also agree to comply with such other conditions as may be set forth on Schedule I hereto.

                         If any of the conditions specified in this
               Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                         The documents required to be delivered by this
               Section 5 shall be delivered at the office of Jones, Day, Reavis & Pogue, counsel for the Underwriters, at 599 Lexington Avenue, New York, New York, on the Closing Date.

                         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Guarantor, jointly and severally, will reimburse the Underwriters severally through the Representatives upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of one Underwriter's counsel) approved by the Representatives that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                         7. Indemnification and Contribution. (a) Each of the Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and (ii) such indemnity with respect to any untrue statement or omission of a material fact made in any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company or the Guarantor may otherwise have.

                         (b)  Each Underwriter severally agrees to
               indemnify and hold harmless the Company, the Guarantor, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Guarantor by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Guarantor acknowledge that the statements set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule
               I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgement with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

                         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Guarantor and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which the Company and the Guarantor, on one hand, and one or more of the Underwriters, on the other hand, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no such case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the

               Company and the Guarantor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantor and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
               Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or the Guarantor who shall have signed the Registration Statement and each director of the Company or the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to the applicable terms and conditions of this paragraph
               (d).

                         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Debt Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Debt Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Debt Securities set forth opposite the names of all the remaining Underwriters) the Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Debt Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Debt Securities, and if such nondefaulting Underwriters do not purchase all the Debt Securities, this Agreement will terminate without liability to any nondefaulting

               Underwriter, the Company or the Guarantor. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Guarantor's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange,
               (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantor or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, the Guarantor or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at [701 McCullough Drive, Charlotte, North Carolina 28262],
               attention of the [                   ].

                         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                         13.  Applicable Law.  This Agreement will be
               governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

                         If the foregoing is in accordance with your
               understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and the several Underwriters.


                                        Very truly yours,

                                        Collins & Aikman Products Co.,

                                        By:...................................
                                             Name:
                                             Title:


                                        Collins & Aikman Corporation,

                                        By:...................................
                                             Name:
                                             Title:



               The foregoing Agreement is
               hereby confirmed and accepted
               as of the date specified in
               Schedule I hereto.

               By:  [              ],

               By:  ....................................
                   Name:
                   Title:


               For themselves and the other
               several Underwriters, if any,
               named in Schedule II to the
               foregoing Agreement.

                                        SCHEDULE I

                                      Debt Securities


               Underwriting Agreement dated

               Registration Statement No. 33-

               Representatives:

               Title of Securities:

               Principal Amount:

               Overallotment
               option:

               Interest Rate:

               Purchase Price and
               Currency:

               Offering Price:

               Interest Payment
               Dates:

               Subordination
               Provisions:

               Optional Redemption:

               Sinking Fund
               Provisions:

               Delayed Delivery:

               Closing Date and
               Time:

               Method of Payment of Underwriters' Securities:

               Other provisions of
               or Amendments to
               Underwriting
               Agreement:

               Additional Covenants
                  Pursuant to Section 4(g):

               Section 4(g) Covenants: Listing upon notice of issuance on any national securities exchange or automated quotation system:

               Section 5(h) provisions, if any:

               Additional Covenants
                  Pursuant to Section 5:



                    [At or prior to the Closing Date, the Indenture dated
                  as of the Closing Date, between the Company, the
                  Guarantor and [               ], as Trustee, in form and
                  substance satisfactory to the Underwriters, shall have been executed and delivered by the parties thereto and shall be in full force and effect.]


               [Underwriters' commission shall be __% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into and the check given in payment of such commission shall be drawn to the order of _____________]

               [Maximum aggregate principal amount of Designated Securities to be offered and sold pursuant to Delayed Delivery
               Contracts:  [$]_______________]

               [Minimum principal amount of each Delayed Delivery Contract:
               [$]______________]

                                  EXHIBIT A TO SCHEDULE I



                    In the letter or letters furnished to the
               Representatives pursuant to Section 5(e), Arthur Anderson LLP shall, subject to such limitations and qualifications as are required by applicable accounting rules and standards including, without limitation, the Statement on Auditing Standards Number 72, state in effect that:

                    (i) in their opinion the audited financial statements
                  and financial statement schedules and any pro forma financial statements of the Guarantor and its subsidiaries included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (ii) on the basis of a reading of the latest unaudited
                  financial statements made available by the Guarantor and its subsidiaries; a reading of the minutes of the meetings of the stockholders, directors and the audit, compensation and nominating committees of the Guarantor and its subsidiaries; and inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters of the Guarantor and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                         (1) any unaudited financial statements included or
                    incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                         (2) with respect to the period subsequent to the
                    date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Guarantor and its subsidiaries or capital stock of the Guarantor, or increases in common stockholders' deficit of the Guarantor or other changes in balance sheet items the Representatives may reasonably request as compared with the amounts shown on the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year or the preceding quarter in net sales, operating income, income from continuing operations before income taxes or in total or per share amounts of net income applicable to common stockholders of the Guarantor and its subsidiaries or any other income statement items as the Representatives may reasonably request, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Guarantor as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                         (3) the information included or incorporated in
                    the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
                    Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                         (4) the amounts included in any unaudited
                    "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                    (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Guarantor and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Guarantor's Annual report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Guarantor's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Guarantor and its subsidiaries, excluding any questions of legal interpretation; and

                    (iv) if unaudited pro forma financial statements are
                  included or incorporated in the Registration Statement or the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Guarantor and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                                        SCHEDULE II


                                                            Principal
                                                            Amount
               Underwriter                                  To Be Purchased

                                       SCHEDULE III



                                 Delayed Delivery Contract


                                                                     , 199_


               [Insert name and address
                 of lead Representative]


               Ladies and Gentlemen:

                         The undersigned hereby agrees to purchase from
               Collins & Aikman Products Co. (the "Company" ), and the
               Company agrees to sell to the undersigned, on         ,
               19  , (the "Delivery Date"),        principal amount of the
               Company's Debt Securities unconditionally guaranteed on a [senior] [subordinated] basis by Collins & Aikman Corporation (the "Guarantor") (collectively, the "Securities") offered by the Company's and the Guarantor's
               Prospectus dated           , 1995, and related Prospectus
               Supplement dated           , 19  , receipt of a copy of
               which is hereby acknowledged, at a purchase price of    % of
               the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon
               from           , 19  , to the date of payment and delivery,
               and on the further terms and conditions set forth in this contract.

                         Payment for the Securities to be purchased by the
               undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the under-signed of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or tele-graphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount or number of Securities to be purchased by the undersigned on the Delivery Date.

                         The obligation of the undersigned to take delivery
               of and make payment for Securities on the Delivery Date, and the obligation of the Company and the Guarantor to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and
               (2) the Company and the Guarantor, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company and the Guarantor delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company and the Guarantor to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

                         This contract will inure to the benefit of and be
               binding upon the parties hereto and their respective succes-sors, but will not be assignable by either party hereto without the written consent of the other.

                         It is understood that acceptance of this contract
               and other similar contracts is in the Company's and the Guarantor's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company and the Guarantor, it is required that the Company and the Guarantor sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the Guarantor, on the one hand, and the undersigned, on the other hand, as of the date first above written, when such counterpart is so mailed or delivered.

                         This agreement shall be governed by and construed
               in accordance with the laws of the State of New York.


                                             Very truly yours,



                                             ..................................
                                             (Name of Purchaser)

                                              By

                                             .................................
                                             (Signature and Title of Officer)


                                             .................................
                                                       (Address)


               Accepted:


               Collins & Aikman Products Co.,

               By
                 .................................................
                 Name:
                 Title:


               Collins & Aikman Corporation

               By
                 .................................................
                 Name:
                 Title: